Exhibit 32

                                  CERTIFICATION

           The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 14, 2003                                /s/ William P. Murnane
                                                      --------------------------
                                                      President and
                                                      Chief Executive Officer

Date:  August 14, 2003                                /s/ Thomas Paulson
                                                      --------------------------
                                                      Chief Financial Officer